UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_____________________________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2025
ARES COMMERCIAL REAL ESTATE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	001-35517	45-3148087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue,	42nd Floor,	New York,	NY	10167
(Address of Principal Executive Offices)				(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ACRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 30, 2025, ACRC Lender MS LLC and ACRC Lender MS II LLC, each a subsidiary of Ares Commercial Real Estate Corporation (the “Company”), and the Company entered into an amendment to the Master Repurchase Agreement (the “Morgan Stanley Facility”) with Morgan Stanley Bank, N.A. The purpose of the amendment is to, among other things, extend the initial maturity date of the Morgan Stanley Facility to July 16, 2026 with one 12-month extension, which may be exercised at ACRC Lender MS LLC's and ACRC Lender MS II LLC’s option with the consent of Morgan Stanley Bank, N.A., subject to the satisfaction of certain conditions and the payment of an extension fee. The amendment also reduced the facility commitment from $250 million to $150 million and includes an accordion provision such that the facility commitment may be increased by an additional $100 million to up to $250 million, subject to the satisfaction of certain conditions, including payment of an upsize fee.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
10.1
Sixth Amendment to Master Repurchase and Securities Contract and Third Amendment to Fee Letter, dated as of June 30, 2025, by and among Morgan Stanley Bank, N.A., a national banking association, as buyer, ACRC Lender MS LLC and ACRC Lender MS II LLC, as sellers, and Ares Commercial Real Estate Corporation, as guarantor

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES COMMERCIAL REAL ESTATE CORPORATION

Date:	July 7, 2025		/s/ Jeffrey M. Gonzales
		Name:	Jeffrey M. Gonzales
		Title:	Chief Financial Officer and Treasurer

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